LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP SSGA S&P 500® Index Fund

Supplement Dated December 4, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP SSGA S&P 500® Index Fund (the “Fund”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	The following supplements the information under the Principal Investment Strategies section of the Fund’s Summary and Statutory Prospectuses.

The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.

2.

The fifth paragraph under the Additional Information about the Fund - Investment Objective and Principal Investment Strategies of the Fund’s Statutory Prospectus is deleted and replaced with the following:

The Fund intends to be diversified in approximately the same proportion as the Index. The Fund may become “non-diversified,” as defined by the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Fund shifts from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of the Index.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its net assets in securities of issuers included in the S&P 500® Index only upon 60 days’ notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP SSGA S&P 500® Index Fund

Supplement Dated December 4, 2025

to the Statement of Additional Information (“SAI”) dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the SAI

This Supplement updates certain information in the SAI for the LVIP SSGA S&P 500® Index Fund (the “Fund”). You may obtain copies of the Funds’ SAI free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, the SAI is revised as follows:

The information under the third paragraph of the Description of the Trust and the Funds section of the SAI is deleted and replaced with the following:

Each of the Funds, except the LVIP AllianceBernstein Large Cap Growth Fund, LVIP BlackRock Inflation Protected Bond Fund and the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Non-Diversified Funds”), is diversified within the meaning of the Investment Company Act of 1940 (“1940 Act”). The LVIP SSGA Nasdaq-100 Index Fund and the LVIP SSGA S&P 500 Index Fund (collectively the “Index Funds”) are classified as “diversified” for purposes of the 1940 Act and each Index Fund intends to be diversified in approximately the same proportion as its target index. However, each Index Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or the index weighting of one or more constituents of its target index. A “non-diversified” fund can invest a greater percentage of its assets in a limited number of issuers or in any one issuer. Shareholder approval will not be sought if the Index Funds shift from diversified to non-diversified solely due to a change in the relative market capitalization or index weightings of one or more constituents of its target index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE